Q3 2022 Earnings Presentation November 9, 2022 Exhibit 99.1

Important Disclaimers Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan,” “should,” “could,” “would,” “forecast,” “seek,” “target,” “predict,” and “potential,” the negative of these terms, or other comparable terminology. Projected financial information, including our guidance outlook, are forward-looking statements. Forward-looking statements may also include statements about the Company’s goals, business strategy and plans; the Company’s financial strategy, liquidity and capital required for its business strategy and plans; the Company’s competition and government regulations; general economic conditions; and the Company’s future operating results. These forward-looking statements are based on information available as of the date of this presentation, and current expectations, forecasts and assumptions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that the Company anticipates. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Readers are cautioned not to place undue reliance on the forward-looking statements. Forward-looking statements are subject to risks and uncertainties (many of which are beyond our control) that could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic and business risks, such as downturns in customers’ business cycles, disruptions in capital and credit markets and inflationary cost pressures, the Company’s ability to adequately address downward pricing and other competitive pressures, the Company’s insurance or claims expense, driver shortages and increases in driver compensation or owner-operator contracted rates, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, impact to the Company’s business and operations resulting from the COVID-19 pandemic, seasonality and the impact of weather and other catastrophic events, the Company’s ability to secure the services of third-party capacity providers on competitive terms, loss of key personnel, a failure of the Company’s information systems, including disruptions or failures of services essential to our operations or upon which our information technology platforms rely, data or other security breach, or cybersecurity incidents, the Company’s ability to execute and realize all of the expected benefits of its integration, business improvement and comprehensive restructuring plans, the Company’s ability to realize all of the intended benefits from acquisitions or investments, the Company’s ability to complete divestitures successfully, the Company’s ability to generate sufficient cash to service all of the Company’s indebtedness and the Company’s ability to finance its capital requirements, restrictions in its existing and future debt agreements, increases in interest rates, changes in existing laws or regulations, including environmental and worker health safety laws and regulations and those relating to tax rates or taxes in general, the impact of governmental regulations and other governmental actions related to the Company and its operations, and litigation and governmental proceedings. Additional risks or uncertainties that are not currently known to us, that we currently deem to be immaterial, or that could apply to any company could also materially adversely affect our business, financial condition, or future results. For additional information regarding known material factors that could cause our actual results to differ from those expressed in forward-looking statements, please see Daseke’s filings with the Securities and Exchange Commission, available at www.sec.gov, including Daseke’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, particularly the section titled “Risk Factors”. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures for the Company and its reporting segments, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Operating Income, Adjusted Net Income (Loss), Adjusted Earnings Per Share, Adjusted Operating Ratio, Free Cash Flow, Free Cash Flow Yield, Adjusted Return on Equity and Net Debt. Please note that the non-GAAP measures included herein are not a substitute for, or more meaningful than, net income (loss), cash flows from operating activities, operating income or any other measure prescribed by GAAP, and there are limitations to using non-GAAP measures. Certain items excluded from these non-GAAP measures are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital, tax structure and the historic costs of depreciable assets. Also, other companies in Daseke’s industry may define these non‐GAAP measures differently than Daseke does, and as a result, it may be difficult to use these non‐GAAP measures to compare the performance of those companies to Daseke’s performance. Because of these limitations, these non-GAAP measures should not be considered a measure of the income generated by Daseke’s business or discretionary cash available to it to invest in the growth of its business. Daseke’s management compensates for these limitations by relying primarily on Daseke’s GAAP results and using these non-GAAP measures supplementally. You can find the reconciliation of these non‐GAAP measures to the nearest comparable GAAP measures in the Appendix. In the non-GAAP measures discussed below, management refers to certain material items that management believes do not reflect the Company’s core operating performance, which management believes represents its performance in the ordinary, ongoing and customary course of its operations. Management views the Company’s core operating performance as its operating results excluding the impact of items including, but not limited to, stock-based compensation, impairments, amortization of intangible assets, restructuring and business transformation costs, severance, and all income and expenses related to the Aveda Transportation and Energy Services (”Aveda”) business. Management believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operating performance in the same manner that management evaluates its core operating performance. Although we ceased generating revenues from our Aveda business and completed the wind-down of our Aveda operations in 2020, we continued to recognize certain income and expenses from our Aveda business in 2021 and 2022. Such income and expenses relate primarily to, but is not limited to, workers compensation claims and insurance proceeds. Previously, to provide investors with information about the Company excluding the impact of the Aveda business, the Company presented certain GAAP and non-GAAP measures appended with ex-Aveda, which represented the measure excluding the impact of the Aveda business. However, beginning in the quarter ended March 31, 2022, the Company no longer provides ex-Aveda measures because the impact of the Aveda business is no longer material or meaningful to a discussion of the Company’s operating results or financial condition (e.g., the comparable period in the prior year is now after the completion of the wind-down of the Aveda business). Instead, the income and expenses from our Aveda business will be considered as items that management believes do not reflect our core operating performance. Such income and expenses can be identified in the non-GAAP reconciliations under the adjustment called “Aveda expenses, net” and “Aveda operating expenses, net”. We have not reconciled non‐GAAP forward-looking measures to their corresponding GAAP measures because certain items that impact these measures are unavailable or cannot be reasonably predicted without unreasonable efforts. In particular, we have not reconciled our expectations as to forward-looking Adjusted EBITDA to net income due to the difficulty in making an accurate projection as to stock-based compensation expense. Stock-based compensation expense is affected by future hiring, turnover, and retention needs, as well as the future fair market value of our common stock and performance stock units. In addition, many of our performance stock units are classified as liabilities which vest upon the achievement of specific performance-based conditions related to the Company’s financial performance over a three-year period, modified based on the Company’s Relative Total Shareholder Return, all of which is difficult to predict and require quarterly adjustments to their fair value performed by outside specialists. The actual amount of the excluded stock-based compensation expense will have a significant impact on our GAAP net income; accordingly, a reconciliation of forward-looking Adjusted EBITDA to net income is not available without unreasonable efforts. Daseke defines: EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest, and (iii) income taxes. Adjusted EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest, (iii) income taxes, and (iv) other material items that management believes do not reflect our core operating performance. Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenue. Adjusted Net Income (Loss) net income (loss) adjusted for material items that management believes do not reflect our core operating performance. Adjusted Net Income (Loss) per share (or Adjusted Diluted EPS) as Adjusted Net Income (Loss) available to common stockholders divided by the weighted average number of shares of common stock outstanding during the period under the two-class method. Free Cash Flow as net cash provided by operating activities less purchases of property and equipment, plus proceeds from sale of property and equipment as such amounts are shown on the face of the Statements of Cash Flows. Adjusted Operating Income (Loss) as total revenue less Adjusted Operating Expenses. Adjusted Operating Expenses as total operating expenses less: material items that management believes do not reflect our core operating performance. Adjusted Operating Ratio as Adjusted Operating Expenses, as a percentage of total revenue. Revenue excluding fuel surcharge as revenue less fuel surcharges. Net Debt as total debt less cash and cash equivalents. Rate per mile is the period’s revenue less fuel surcharge, brokerage and logistics revenues divided by total number of company and owner-operator miles driven in the period. Revenue per Tractor is the period’s revenue less fuel surcharge, brokerage and logistics revenues divided by the average number of tractors in the period, including owner-operator tractors. Industry and Market Data This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Daseke believes these third-party sources are reliable as of their respective dates, Daseke has not independently verified the accuracy or completeness of this information.

Aaron Coley Joins as EVP, CFO Finance executive with track record of driving strategic growth Significant experience driving operational and financial improvements through large-scale transformations Experience spanning multiple industries, including transport and logistics Financial leader with a long-term, strategic mindset, focused on business transformation and optimization–an excellent addition for Daseke’s next phase of shareholder value creation

Q3 2022: Key Financial Highlights Diverse end-market portfolio provides for dynamic revenue mix, ensuring cross-cycle durability Continued prioritization of transformation initiatives and long-term strategic plan to provide accretive growth Finding balance between defensive and opportunistic capital allocation priorities, given macro environment Revenue $462.8M Adj. EBITDA $64.8M Adj. Net Income $24.1M Adj. Diluted EPS $0.34 $34.4m Adj. Operating Income $42.7M Cash Flow from Operations $54.8M Free Cash Flow $54.2M Net Leverage 1.9x Adj. Operating Ratio 89.3% Adjusted Operating Ratio, excluding fuel surcharge. See slide 8 for further details Net Leverage, defined as net debt (total debt less cash) divided by TTM Adjusted EBTIDA as of 9/30/22 (1) (2)

Q3 2022 Comparative Results Consolidated Results Q3 2022 Q3 2021%▲ Total Revenue $462.8 $424.6 9.0% Revenue (excl. FSC) $397.7 $389.3 2.2% Operating Income $32.2 $40.4 (20.3%) Net Income $12.6 $20.9 (39.7%) Diluted EPS $0.17 $0.30 (43.3%) Adjusted Consolidated Results Q3 2022 Q3 2021%▲ Adjusted Operating Income $42.7 $47.9 (10.9%) Adjusted Net Income $24.1 $30.1 (19.9%) Adjusted Diluted EPS $0.34 $0.43 (20.9%) Adjusted EBITDA $64.8 $68.4 (5.3%) Total Segments Adj. EBITDA $74.2 $74.8 (0.8%) Corporate Adj. EBITDA ($9.4) ($6.4) 46.9% ($ in millions)

Specialized Financial Metrics Q3 2022 Q3 2021%▲ Revenue $270.4 $244.0 10.8% Operating Ratio 87.1% 87.9% (80 bps) Adj. Operating Ratio 86.9% 86.9% 0 bps Adjusted EBITDA $47.0 $44.1 6.6% Adjusted EBITDA Margin 17.4% 18.1% (70 bps) ($ in Millions) Q3 2022 Results Strength in high security cargo, aerospace and agriculture drove solid freight rates Strategic end-market portfolio approach supports revenue growth Asset-right model contributing to resilient margin performance despite inflationary pressures

Flatbed Financial Metrics Q3 2022 Q3 2021%▲ Revenue $194.7 $184.0 5.8% Operating Ratio 91.1% 88.5% 260 bps Adj. Operating Ratio 90.8% 87.7% 310 bps Adjusted EBITDA $27.2 $30.7 (11.4%) Adjusted EBITDA Margin 14.0% 16.7% (270 bps) ($ in Millions) Q3 2022 Results Strength in demand from construction and manufacturing more than offset decline in steel Continue to capture rates at a premium compared to the market Inflationary cost pressures continue to be headwinds to margins (1) Market data per FTR Flatbed: Total Truck Rate Index; Q3 2021 actual compared to Q3 2022 estimated rates (1)

Results excluding FSC and Unusually Large Insurance Claim Expanding on the above fuel surcharge adjustment, these tables include an add-back for an unusually large, single-event claim This claim resulted in expenses of $4.0 million in the third quarter Settled in the third quarter for total exposure net to Daseke of $10.0 million, this claim has been fully realized and expensed in our financials YTD We believe the adjustments in these tables provide a more accurate measure of the profitability of our operations(2) (1) Adjusted Net Income, Adjusted Diluted EPS, and Adjusted EBITDA are not impacted by exclusion of fuel surcharge (2) While the Company views the impact of this insurance claim to be highly irregular and unlikely to occur again, it is, however, possible for such a claim to affect the Company’s financial performance in the future. Operating Ratio adjusted for Fuel Surcharge Fuel surcharge is the reimbursement of our fuel costs by our customers This includes a nominal, cost-plus fee at a considerably lower implied margin than our core operations Elevated fuel costs can cause this surcharge to overstate revenue, reduce Operating Ratio and margins Operating Ratio excluding fuel surcharge, which many of our peers report as net revenues, provides a more relevant picture of our performance Results Adjusted for Unusually Large Insurance Claim ($ in millions) 2022 Q3   YTD as of 9/30/22 Revenue $462.8   $1,365.1 fuel surcharge -$65.1   -$180.4 Revenue, excluding fuel surcharge $397.7   $1,184.7         Adjusted operating expense $420.1   $1,243.2 fuel surcharge -$65.1   -$180.4 Adjusted opex, excluding fuel surcharge $355.0   $1,062.8         Adjusted OR, excluding fuel surcharge 89.3%   89.7%                                       Q3 2022   YTD as of 9/30/22  ($ in millions, except Adjusted Diluted EPS)     Q3 2022   Results with insurance add-back, excluding fuel surcharge   YTD 9/30/22   Results with insurance add-back, excluding fuel surcharge   Consensus Estimate Total Revenue   $ 462.8     $ 397.7     $ 1,365.1       $ 1,184.7   $ 1,273.7 Adjusted Net Income(1)     $ 24.1     $ 26.9     $ 71.1       $ 78.2     Adjusted Diluted EPS(1)     $ 0.34     $ 0.37     $ 0.99       $ 1.09   $ 0.99 Adjusted Operating Ratio     90.8%     88.3%     91.1%       88.9%     Adjusted EBITDA(1)   $ 64.8     $ 68.8     $ 185.2       $ 195.2   $ 185.8 Adjusted EBITDA margin     14.0%     17.3%     13.6%       16.5%

Capital Summary & Free Cash Flow ($ in millions) Free Cash Flow & Financed CAPEX (1) Available liquidity is the sum of cash plus revolving line of credit availability ($ in millions) Capital Summary As of September 30, 2022 Cash $188.3 Revolving line of credit availability $123.4 Available Liquidity(1) $311.7 Net Debt $449.8

Outlook 2022 Outlook Update Reaffirm revenue guidance Reaffirm Adjusted EBITDA and Net CAPEX guidance Tailwinds: strength in specialized segment; fuel surcharge contracts offsetting increasing fuel costs; improving driver availability Headwinds: Inflationary cost pressures, transitory “noise” from initial-stage integrations, softening flatbed market 2022 Outlook Revenue Growth % 12% - 15% Adjusted EBITDA Growth % 5% - 10% Net CAPEX(1) $145M - $155M Cash CAPEX Less Proceeds $25M - $35M (1) Net CAPEX defined as: Total capital expenditures less proceeds on sale of equipment 2023 Preview Counter-cyclical specialized segments and transformational initiatives expected to offset any softness in rates in flatbed segment 2023 Preview Revenue and Adjusted EBITDA Growth Expect modest increase y-o-y Net CAPEX(1) $135M - $145M

Focus on Balance Sheet Strength Transformational initiatives driving improved cash flow Meaningful deleveraging through consistent earnings growth Enhanced credit profile and substantial liquidity Upgraded to B1 from B2 with stable outlook Scale and Debt/Adjusted EBITDA sustained below 3.5x are factors which could lead to an upgrade Moody’s (July 1st) Upgraded to B+ from B with stable outlook S&P (September 9th) No material maturities until March 2028 Covenant-Lite (no financial maintenance covenants) Net leverage of 1.9x / Gross leverage(2) of 2.7x $312 of available liquidity vs TLB balance of $394 Term Debt (TLB) Prioritization of debt repayment to strengthen balance sheet >60% CAGR (1) Discretionary Free Cash Flow defined as Adj. EBITDA – cash taxes - dividends – cash interest – net cash CAPEX Cash flow from Operations: ($ in millions) Shown PF to exclude $84M TLB prepayment during term loan refinancing n Q1 2021 Data reflects cumulative 2020-YTD Q3 2022 financial results; except HTLD, MRTN, and WERN which reflect cumulative data through 1H 2022 DSKE calculated including $216.7M financed CAPEX, incremental to cash flow statement figures CAPEX net of sales is defined as purchase of property, plant and equipment minus proceeds from disposals of property, plant and equipment Negative net debt repayment reflects periods in which a company was a net borrower Source: Company Filings, FactSet Uses of Capital as a Percentage of CFO (Cumulative: 2020 – 1H 2022 or YTD Q3 2022) (2) Gross leverage defined as total debt divided by TTM Adjusted EBITDA, as of 9/30/22

(1) Excluding Aveda (2) Excluding fuel surcharge (3) Net leverage, defined as net debt (total debt less cash) divided by TTM Adjusted EBITDA (4) Net cash capex inclusive of Aveda cash capex (5) EV/EBITDA as of period end (6) Peer Index consists of KNX, SNDR, HTLD, WERN, HUBG, LSTR, XPO, CHRW, MRTN, RLGT, USX, ULH, TFII (7) Excluding impact of unusually high claim (8) Fair value defined as: market value of rolling stock equipment + real estate + cash Source: Company filings, FactSet   2019 2020 2021 2022 TTM(7) as of 9/30/22 Fleet Size(1) 5,685 5,220 4,814 4,841 Adj. OR%(2) 96.0% 93.2% 90.1% 89.5% Adj. EBITDA Margin(2) 11.1% 13.7% 15.7% 15.9% Net Leverage(3) 3.9x 2.8x 2.0x 1.9x Adj. EBITDA less Net Cash CAPEX(4) $171.4M $210.3M $228.0M $230.6M EV/ Adjusted EBITDA(5) 5.0x 5.7x 5.4x 3.6x Discount to Peer Index at period end(6) 37% 31% 32% 46%   Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Beat (Miss) 0.22 0.27 0.16 0.09 0.33 0.11 0.10 0.14 (0.02) (0.03) % 239.8% 900.0% 424.3% 180.0% 351.6% 35.6% 125.0% 90.8% -4.5% -7.5% Compelling Daseke Opportunity Consistent Performance vs. Adjusted EPS Consensus Forward EV/EBITDA – Daseke vs. Peer Index(6) Daseke Share Price Comparison 28% Avg. Discount to Peers 23% Avg. Discount to Peers 28% Avg. Discount to Peers 37% 31% 32% 46% TTM Periods: Targets Enterprise Value less than Current Fair Value(8)

Daseke: the investment thesis Daseke’s market leading position in the complex, industrial-facing end-markets we serve drives ability to continue to win market share 1 Unique portfolio approach of Daseke’s model across markets, capabilities, and capacity, with a largely contract-based book of business, positions us for resiliency across cycles 2 3 4 Clearly defined Transformation Plan and OpCo consolidation strategy expected to drive $25mm+ of run-rate EBITDA uplift by the end of 2023 5 Significant upside through attractive growth opportunities in new & expansionary transportation markets, robust M&A pipeline, and continued enterprise refinement opportunities 6 Established trend of improved profitability, liquidity and credit metrics, with the ability to continue to generate free cash flow across cycles Asymmetric return opportunity; attractive absolute and relative valuations

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Daseke, Inc. 15455 Dallas Parkway, Ste 550 Addison, TX 75001 www.Daseke.com Investor Relations Joe Caminiti or Ashley Gruenberg, Alpha IR 312-445-2870 DSKE@alpha-ir.com Contact Information